Exhibit 10.23

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of September 24, 2009 (this “Amendment”), to the Loan and Security Agreement referred to below by and between FVA VENTURES, INC., a California corporation (“Borrower”), VISALUS HOLDINGS, LLC, a Delaware limited liability company (“Holdings” and, together with Borrower, collectively, the “Credit Parties”), and BLYTH VSH ACQUISITION CORPORATION, a Delaware corporation (“Lender”).

W I T N E S S E T H:

WHEREAS, the Credit Parties and Lender entered into that certain Loan and Security Agreement, dated as of July 30, 2008, as amended by that certain (i) First Amendment to Loan and Security Agreement dated as of October 21, 2008, (ii) Second Amendment to Loan and Security Agreement dated as of January 1, 2009, (iii) Letter Agreement dated as of March 26, 2009, (iv) Third Amendment to Loan and Security Agreement dated as of May 18, 2009, and (v) Fourth Amendment to Loan and Security Agreement dated as of July 10, 2009 (as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Credit Parties and Lender have agreed to amend certain provisions of the Loan Agreement, in the manner, and on the terms and conditions, provided for herein;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Credit Parties and Lender hereby agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement or Schedule A thereto.

2. Schedule A. Schedule A to the Loan Agreement is hereby amended by amending and restating the definition of “Maximum Amount” to read as follows:

“Maximum Amount” means $3,000,000.

3. Representations and Warranties. To induce Lender to enter into this Amendment, the Credit Parties make the following representations and warranties to Lender:

(a)	The execution, delivery and performance of this Amendment and the performance of the Loan Agreement as amended by this Amendment (the “Amended Loan Agreement”), by the Credit Parties: (i) are within the Credit Parties’ organizational power; (ii) have been duly authorized by all necessary or proper organizational, member and shareholder action; (iii) do not violate any Requirement of Law or Contractual Obligation of any Credit Party; (iv) do not result in the creation or imposition of any Lien upon any of the Collateral other than those in favor of Lender pursuant to the Loan Documents; and (v) do not require the consent or approval of any Governmental Authority or any other Person.

(b)	This Amendment has been duly executed and delivered by or on behalf of Borrower and Holdings.

(c)	Each of this Amendment and the Amended Loan Agreement constitutes a legal, valid and binding obligation of the Credit Parties, enforceable against the Credit Parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d)	No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

(e)	No action, claim or proceeding is now pending or, to the knowledge of the Credit Parties, threatened against any Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which (i) challenges any Credit Party’s right, power, or competence to enter into this Amendment or perform any of its obligations under this Amendment, the Amended Loan Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Amended Loan Agreement or any other Loan Document or any action taken under this Amendment, the Amended Loan Agreement or any other Loan Document or (ii) if determined adversely, is reasonably likely to have or result in a Material Adverse Effect. To the knowledge of the Credit Parties, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

(f)	The representations and warranties of the Credit Parties contained in the Amended Loan Agreement and each other Loan Document are true and correct in all material respects on and as of the Fourth Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that (i) any such representation or warranty which is expressly made only as of a specified date need be true only as of such date and (ii) any such representation or warranty (including the representations and warranties referred to in clause (i)) which is already qualified by materiality must be true and correct in all respects.

4. No Other Amendments. Except as expressly provided herein, the Loan Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. In addition, except as expressly provided herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

5. Expenses. Borrower hereby reconfirms its obligation pursuant to Section 9.2 of the Loan Agreement to pay and reimburse Lender for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

6. Affirmation of Existing Loan Documents. After giving effect to this Amendment, each Credit Party (a) confirms and agrees that its obligations under each of the Loan Documents to which it is a party shall continue without any diminution thereof and shall remain in full force and effect on and after the date hereof, and (b) confirms and agrees that the Liens granted pursuant to the Loan Documents to which it is a party shall continue without any diminution thereof and shall remain in full force and effect on and after the date hereof.

7. Effectiveness. This Amendment shall become effective as of the date first written above only upon satisfaction in full in the judgment of Lender of each of the following conditions (the “Fourth Amendment Effective Date”):

(a)	Amendment. Lender shall have received a copy of this amendment duly executed and delivered by Lender and the Credit Parties, with two (2) originals of such party to follow promptly thereafter.

(b)	Representations and Warranties. The representations and warranties of the Credit Parties in this Amendment shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date except that (i) any such representation or warranty which is expressly made only as of a specified date need be true only as of such date and (ii) any such representation or warranty (including the representations and warranties referred to in clause (i)) which is already qualified by materiality must be true and correct in all respects.

(c)	Payment of Expenses. To the extent invoiced, the Borrower shall have paid Lender all costs, fees and expenses owing in connection with this Amendment and the other Loan Documents and due to Lender (including, without limitation, reasonable legal fees and expenses).

8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD FOR ITS CHOICE OF LAW RULES REQUIRING THE APPLICATION OF LAWS OF JURISDICTIONS OTHER THAN THE STATE OF NEW YORK.

9. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

FVA VENTURES, INC., as Borrower

By:	/s/ John Tolmie
Name: John Tolmie
Title: Secretary and Vice President – Finance and Administration

VISALUS HOLDINGS, LLC, as a Guarantor

By:	/s/ John Tolmie
Name: John Tolmie
Title: Secretary and Vice President – Finance and Administration

BLYTH VSH ACQUISITION CORPORATION, as Lender

By:	/s/ Jane Casey
Name: JANE CASEY
Title: Vice President and Treasurer